UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 7, 2026

STEREOTAXIS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-36159	94-3120386
(Commission File Number)	(IRS Employer Identification No.)

710 North Tucker Boulevard, Suite 110, St. Louis, Missouri	63101
(Address of Principal Executive Offices)	(Zip Code)

(314) 678-6100

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	STXS	NYSE American LLC

Item 3.02. Unregistered Sales of Equity Securities

On July 7, 2026, Stereotaxis, Inc. (the “Company”) completed its previously announced acquisition (the “Acquisition”) of shares and other securities collectively representing 100% of the share capital and voting power of Robocath, a French société par actions simplifiée (“Robocath”), pursuant to that certain Share Sale Agreement (the “Share Sale Agreement”), dated as of April 14, 2026, by and among the Company, Robocath, the shareholders of Robocath and an individual serving as manager. In connection with the Acquisition, the Company issued (i) 1,469,485 shares of its common stock, par value $0.001 per share (the “Common Stock”) and (ii) “pre-funded” warrants (the “Purchaser Warrants”) to purchase 4,575,143 shares of Common Stock to the securityholders of Robocath, in accordance with the terms and subject to the conditions set forth in the Share Sale Agreement. The Purchaser Warrants were issued to a Robocath securityholder that elected, as permitted by the Share Sale Agreement, to receive Purchaser Warrants in the Acquisition in lieu of shares of Common Stock it would have otherwise received under the Share Sale Agreement. Each Purchaser Warrant issued at closing entitles the holder thereof to acquire one share of Stereotaxis Common Stock at an exercise price equal to the par value of such Common Stock and is exercisable at any time from the date of issuance until July 7, 2031. In addition, at the closing of the Acquisition, the Company also issued 225,000 shares of Common Stock to Robocath’s financial advisor as partial payment of a success fee for acquisition advisory services rendered to Robocath and its securityholders in connection with the Acquisition.

Pursuant to the Share Sale Agreement, the Company may also issue additional shares of Common Stock to the Robocath securityholders and Robocath’s financial advisor (or Purchaser Warrants, subject to the continuing election of the eligible Robocath securityholder) if certain previously disclosed earnout performance targets are met during respective earnout periods, in an amount not to exceed $25.0 million in the aggregate. The exact number of shares of Common Stock and/or Purchaser Warrants, if any, to be issued will depend upon whether earnout targets are achieved, the market value of the Common Stock at the time of issuance, and working capital and other adjustments to the Purchase Price set forth in the Share Sale Agreement, including offsets, if any, for indemnification obligations, and whether the earnout consideration will be paid in cash or Common Stock, at the Company’s election. In no event will the Company issue a number of shares of Common Stock to the Robocath securityholders or Robocath’s financial advisor in connection with Acquisition in excess of 19.9% of the number of shares of Common Stock outstanding before the issuance of shares in the Acquisition without stockholder approval.

The issuance of shares of the Company’s Common Stock and Purchaser Warrants in connection with the Acquisition were exempt (and in the case of earnout consideration, will be exempt) from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereof, by Rule 506(b) of Regulation D promulgated thereunder and/or Regulation S promulgated thereunder. The Company is relying, in part, upon representations from the recipients of the Company’s securities in the Share Sale Agreement that each such recipient was an accredited investor (as defined in Regulation D under the Securities Act) and/or Non-U.S. Person (as defined in Regulation S under the Securities Act).

Item 7.01. Regulation FD Disclosure.

On July 9, 2026, the Company issued a press release announcing the completion of the acquisition of Robocath. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference.

The information in this report furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, unless the Company incorporates it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01 Other Events.

On July 7, 2026, the Company completed its acquisition of Robocath pursuant to the Share Sale Agreement for approximately $20 million in cash and Common Stock.

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As previously disclosed, the Company is required to file a resale registration statement relating to the stock consideration following the closing of the Acquisition, which will cover the resale of the upfront stock consideration issued and the Company’s good faith estimate of the number of shares that may reasonably be issuable pursuant to the regulatory and commercial milestones.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release, dated July 9, 2026
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

Other Matters

References to the Company’s web site address are included in this Form 8-K and in the press release only as inactive textual references, and the Company does not intend them to be active links to its web site. Information contained on the Company’s web site does not constitute part of this Form 8-K or the press release.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K (including the press release furnished herewith) includes statements that may constitute “forward-looking” statements, usually containing the words “believe”, “estimate”, “project”, “expect” or similar expressions. These forward-looking statements include without limitation statements regarding the recently completed acquisition of Robocath, the anticipated financial performance of Stereotaxis and Robocath related thereto, including the anticipated benefits expected from the acquisition, the potential strategic implications as a result of the acquisition, and the potential for achievement of the regulatory and commercial milestones that would trigger contingent payments in the transaction. Forward-looking statements inherently involve risks and uncertainties that could cause actual results to differ materially. Factors that would cause or contribute to such differences include, but are not limited to, uncertainties involving the following: the ability of Stereotaxis to successfully integrate Robocath’s operations, and continue the commercialization, development and sales of Robocath’s products and services, and disruption of Robocath’s or Stereotaxis’s current plans and operations as a result thereof; the ability of Robocath or Stereotaxis to retain and hire key personnel; competitive responses to the proposed transaction; unexpected costs, charges or expenses resulting from the proposed transaction; the ability of Stereotaxis to implement its plans, forecasts and other expectations with respect to Robocath’s business following the completion of the transaction and realize additional opportunities for growth and innovation; the ability of Stereotaxis to realize the anticipated benefits from the transaction in the anticipated amounts or within the anticipated timeframes or at all; the ability to maintain relationships with Stereotaxis’s and Robocath’s respective employees, customers, other business partners and governmental authorities; and the other risks discussed in the Company’s periodic and other filings with the Securities and Exchange Commission. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of this release. Additional information will also be set forth in future filings that we make with the SEC from time to time. All forward-looking statements in this Current Report and the press release are based on information available to us as of the date hereof, and we do not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made. There can be no assurance that the Company will recognize revenue related to its purchase orders and other commitments because some of these purchase orders and other commitments are subject to contingencies that are outside of the Company’s control and may be revised, modified, delayed, or canceled.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEREOTAXIS, INC.

Date: July 9, 2026	By:	/s/ Kimberly Peery
	Name:	Kimberly Peery
	Title:	Chief Financial Officer

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